Exhibit 10.19

AMENDMENT NO. 3

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this “No. 3 Amendment”) is made and entered into as of May __, 2022, by and among Heart Test Laboratories, Inc., a Texas corporation, (the “Company”), Front Range Ventures LLC, a Wyoming limited liability company, or its assigns (“FRV”), and John Q. Adams, a Texas resident, or his assigns, (“JQA”) (FRV and JQA each a “Lender” and, together, the “Lenders”) as defined in the Original Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company, the Lenders (collectively, the “Parties”) have previously entered into that certain Loan and Security Agreement dated on or around April 24, 2020 (the “Original Agreement”), Amendment No. 1 to the Loan and Security Agreement dated September 30, 2021 (“No. 1 Amendment”), and Amendment No. 2 to the Loan and Security Agreement dated November 3, 2021 (the “No. 2 Amendment” and, collectively with the Original Agreement and the No. 1 Amendment, the “Loan Agreement”); and

WHEREAS, the Company and the Lenders desire to further extend the Maturity Date as provided in the Loan Agreement to September 30, 2023;

NOW, THEREFORE, in consideration the representations, warranties, covenants, agreements and conditions set forth herein, the Loan Agreement, and the other Transaction Agreements, the Company and the Lenders, intending to be legally bound, hereby agree as follows:

Section 1. Capitalized Terms. Except as otherwise provided herein, capitalized terms used in this No. 3 Amendment shall have the meaning set forth in the Loan Agreement.

Section 2. Amendment. Section 3.1 of the Loan Agreement is hereby amended to read, in its entirety, as follows:

“3.1 Maturity Date. Subject to the consummation of the Company’s proposed initial public offering (the “IPO”) of common stock, par value $0.001 per share, prior to September 30, 2023 and except as set forth in the following sentence, the outstanding Principal Amount, together with all Accrued Interest thereon, shall be due and payable on September 30, 2023 (the “Maturity Date”). In the event of the consummation of the IPO prior to September 30, 2022, the Company shall pay all accrued and unpaid interest to JQA on or prior to September 30, 2022. All payments and other charges due under the Transaction Agreements shall be made in lawful currency of the United States of America.”

Section 3. Cancellation. In the event that the IPO is not consummated prior to September 30, 2022, this Amendment No. 3 shall be cancelled and shall be null, void and of no further force and effect.

Section 4. Release of Claims Against Lenders.

THE COMPANY, BY SIGNING THIS NO. 3 AMENDMENT, HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES LENDERS AND ANY AND ALL OF THEIR PARENT COMPANIES, SUBSIDIARY COMPANIES, AFFILIATED COMPANIES, INSURERS, INDEMNITORS, SUCCESSORS AND ASSIGNS TOGETHER WITH ALL OF THEIR RESPECTIVE PRESENT AND FORMER MANAGERS, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH THE COMPANY HAS HAD, NOW HAS, OR HAS MADE CLAIM TO HAVE AGAINST ANY SUCH PARTY FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN.

Section 5. Execution in Several Counterparts. This No. 3 Amendment may be executed in several counterparts or by separate instruments and by facsimile transmission and all of such counterparts and instruments shall constitute one agreement, binding on all of the Parties hereto.

Section 6. Headings. The headings in this No. 3 Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Governing Law. The laws of the State of Texas shall govern this No. 3 Amendment without regard to principles of conflict of laws.

Section 8. Original Agreements. Except as expressly amended by this No. 3 Amendment, the Transaction Agreements shall remain in full force and effect and all of the terms of the Transaction Agreements are hereby incorporated into this No. 3 Amendment.

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IN WITNESS WHEREOF, the undersigned have executed this No.2 Amendment as of the day and year first above written.

COMPANY:

HEART TEST LABORATORIES, INC.

By:
Printed:	Andrew Simpson
Title:	Chairman

LENDER:

FRONT RANGE VENTURES, LLC.

By
Printed:	Loren J. Richards
Title:	First Western Trust Bank, Trust Offier

LENDER:

JOHN Q. ADAMS
Printed:	John Q. Adams